POWER OF ATTORNEY




      Know all by these presents that the undersigned hereby constitutes and appoints Robert Buckley, Paula A. Pluta and
Joanna Tow as his true and lawful attorneys-in-fact to:
(1)	execute for and on behalf of the
undersigned Forms 3, 4 and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934, as
amended, and the rules thereunder, for
and in relation to any and all reportable
transactions in the securities of GSI
Group, Inc.;
(2)	do and perform any and all acts for and
on behalf of the undersigned which may
be necessary or desirable to complete the
execution of any such Form 3, 4 and 5
and timely filing of such forms with the
United States Securities and Exchange
Commission and any other authority; and
(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in their discretion.
      The undersigned hereby grants to each attorney-in-fact, individually, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that each attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20 day of December, 2011.


	/s/ Stephen
Bershad
	Signature

	Stephen Bershad
	Print Name